UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2021

FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana		35-1546989
(State or other jurisdiction		(I.R.S. Employer
incorporation or organization)		Identification No.)

One First Financial Plaza, Terre Haute, IN		47807
(Address of principal executive office)		(Zip Code)

(812)	238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2021 the Board of Directors (the “Board”) of First Financial Corporation (the “Corporation”) adopted an Amended and Restated Code of By-Laws of the Corporation (the “Amended By-Laws”). The Amended By-Laws amended and restated the Corporation’s existing Code of By-Laws (the “Prior By-Laws”) to reflect, among other things, the amendments described below as well as various other technical, conforming, modernizing and clarifying changes.

Article III, Shareholder Meetings, of the Prior By-Laws was amended to:

•provide that meetings of the shareholders of the Corporation (each, a “Shareholder”) (each, a “Meeting”) may be held by means of remote communication and to provide for procedures governing the holding of Meetings by remote communication, including provisions addressing notices, waivers and participation by Shareholders at Meetings held via remote communications;
•
•clarify that a failure to hold an annual Meeting will not result in any forfeiture or dissolution of the Corporation or otherwise affect valid corporate acts;
•
•update quorum and adjournment requirements for Meetings;
•
•update provisions relating to the availability and right to inspect the list of Shareholders entitled to notice of a Meeting (the “Shareholder List”), including new provisions relating to the availability of the Shareholder List with respect to Meetings held solely by means of remote communication, as well as providing that the failure to make available the Shareholder List will not affect the validity of any action taken at the Meeting for which it was required to be prepared;
•
•provide that a Shareholder may vote by a proxy submitted electronically or any other method allowed by law;
•
•set forth the procedural and disclosure requirements by which a Shareholder may propose business and nominations in connection with Meetings;
•
•set forth the methods by which the Corporation may give effect or reject a vote, consent, waiver, or proxy appointment that corresponds to the name of a Shareholder; and
•
•update provisions governing the fixing of record dates for Shareholder Meetings.

Article IV, Board of Directors, of the Prior By-Laws was amended to:

•clarify that all elected directors of the Corporation (“Directors”), except in the case of earlier resignation, removal, death or incapacity, shall hold office in accordance with the Articles of Incorporation of the Corporation (the “Articles”); provided, however, that each Director shall continue to serve until his or her successor is chosen and qualified;

•add provisions regarding the designation of a lead independent Director;

•provide that the Board shall meet annually for the purpose of organization, the election of Principal Officers (as defined in the Amended By-Laws), and the consideration of any other business that may properly be brought before such annual meeting of the Board, unless otherwise determined by the Board;

•set forth the procedural requirements by which special meetings of the Board may be called;

•provide that any or all Directors may participate in any Board meeting by means of remote communication;

•provide that a Director, who is present at a Board meeting at which action on any corporate matter is taken, shall be conclusively presumed to have assented to the action taken unless he or she communicates his or her objection to, dissent or abstention from the action taken in the manner set forth therein, and that proxies are not permitted for acts of Directors;

•set forth the requirements by which an action required or permitted to be taken at any Board meeting may be taken without a meeting;

•set forth the manner in which the Board may designate committees of the Board and the limits to the authority of any such committees;

•add a new provision to update the manner in which any Director may resign; and

•add a new section addressing the power and manner in which the Board may declare and pay dividends and other distributions on the outstanding capital stock of the Corporation.

Article V, Officers, of the Prior By-Laws was amended to:

•update the categories of officers who may be appointed and describe the authorities and duties of such officers;

•clarify that the Board may delegate to any Principal Officer (as defined in the Amended By-Laws) the power to appoint and to remove any Supporting Officers or Associates (as such terms are defined in the Amended By-Laws); and

•clarify the procedures by which any vacancies among the Corporation’s officers may be filled and by which they may be removed and the procedures by which officers may resign.

Article VI, Certificates for Shares, of the Prior By-Laws was amended to clarify the procedures by which the Corporation may cause a new certificates for shares to be issued in place of any certificates that have been lost, stolen or destroyed.

Article VII, Corporate Books and Records, of the Prior By-Laws was amended to specify the types of records of the Corporation to be kept at the principal office of the Corporation.

Article IX, Indemnification, was added to the Amended By-Laws to provide indemnification provisions for the benefit of the Corporation’s Directors, officers and employees in a manner consistent with the indemnification provisions set forth in Article 11 of the Articles.

Article X, Miscellaneous, of the Prior By-Laws was amended to clarify that, except as otherwise provided in the Articles, the Board has the power, without the assent or vote of the Shareholders, to make, alter, amend, or repeal the Amended By-Laws by the affirmative vote of a majority of the Directors and that Shareholders have the power to make, alter, amend or repeal the Amended By-Laws to the extent provided in the Articles.

The foregoing summary of the amendments reflected in the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The exhibit to this report is as follows:

Exhibit Number

3.2	Amended and Restated Code of By-Laws of First Financial Corporation, effective February 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated February 22, 2021
/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer